                                                               Exhibit (p)(3)

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             1 of 2                5.0
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    January 2005
--------------------------------------------------------------------------------
POLICY

Code of Ethics
--------------------------------------------------------------------------------

Trusco's primary responsibility has always been and will continue to be the protection of client assets.

The primary responsibility of each Trusco officer, employee, and designated
"associated" individual, is to carry out his or her duties in an ethical and diligent manner that is designed to obey all regulations and protect and enhance client relationships. Furthermore, each individual is expected to apply the same principles and moral codes in all personal and social pursuits.

The Trusco Code of Ethics and Personal Trading Policy and Procedures (the
"Code") has been in place for many years, and is continually re-evaluated for its effectiveness and efficiency as our business lines, client bases, the financial industry and regulatory mandates all become more complex.

The Code is not simply a regulatory compliance statement that applies certain explicit business standards. The Code addresses the entire Trusco Compliance
Program and underscores the general guidelines, principles and standards that have been designed to further assist individuals with implicit regulatory, corporate, and personal directives.

All officers, employees and designated personnel are subject to the Code rules and regulations regardless of position, length of employment, area or expertise, etc. The Code is also reflective of SunTrust Banks, Inc. corporate codes and business values, and thus all applicable personnel are held to the highest standards of business and personal integrity at all times and without exception.

Trusco takes great pride in its reputation and we are confident that applicable personnel will comply with all regulatory and firm specific rules and procedures. The Code is fully supported by senior management and is constantly reinforced through active business and compliance communications and periodic education and training.

Violations of any regulations, policies and procedures, will not be taken lightly and ignorance of the requirements or poor memory retention are insufficient excuses. All violations will be addressed and resolved by senior compliance and business management (as deemed appropriate) as quickly as possible.

The Chief Compliance Officer is now held responsible and liable for implementing and supervising policies and procedures. In addition, the SEC and

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             2 of 2                5.0
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    January 2005
--------------------------------------------------------------------------------
POLICY

Code of Ethics
--------------------------------------------------------------------------------

other regulators require proof that any policy or procedure violations carry the appropriate penalty actions. Such actions may include but are not limited to:
personal trading restrictions, loss of salary/bonus/general compensation, fines, suspension, termination, criminal and/or civil legal actions.

Trusco places its trust and future in our hands. We must at all times conduct ourselves in a manner that will ensure regulatory adherence, promote client confidence, and support firm and personal high ethical standards.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             1 of 1                5.1
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Code of Ethics and Personal Trading Policy
--------------------------------------------------------------------------------

INTRODUCTION

As Trusco employees, we frequently encounter a variety of ethical and legal questions. There are no shortcut formulas or automatic answers to the choices we have to make in business today, however, we should decide the answer to these questions in ways that are consistent with Trusco's values. In some instances, the Code of Ethics and Personal Trading Policy will only be able to provide a baseline standard for our actions, but underpinning these guidelines are the values we share as Trusco employees:

     o    Dedication to every client's success

     o    Trust and personal responsibility in all relationships

As simple statements, our values may not provide obvious answers in all situations, but they provide, or should provide, clear reasons why we make the choices we do. You will have many opportunities to make such choices in situations that are not covered by these guidelines. You will not, however, come across a major decision at Trusco where our values would not be applicable.
Because of the values we share, you will never encounter a situation where actions contrary to our guidelines are acceptable.

At Trusco, the Chief Executive Officer and senior executives are responsible for setting standards of business ethics and overseeing compliance with these standards. It is every individual's responsibility to comply with these standards. In all instances, every employee must obey the law and act ethically.

Our industry continues to undergo significant changes. As a whole, these changes make the ways in which we do business more complex. Because of the continuing need to reassess and clarify practices, the contents of these guidelines will be updated as needed. Because rapid changes in our industry constantly present new ethical and legal issues, no set of guidelines should be considered the absolute last word under all circumstances. If you have any questions about interpreting or applying the standards set forth in the Code of Ethics and Personal Trading
Policy it is your responsibility to consult your supervisor or Trusco
Compliance.

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           1 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

Trusco Capital Management, Inc. (the "Adviser") has confidence in the integrity and good faith of its directors, officers and employees. However, the Adviser recognizes those individuals may have knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made on behalf of one or more of the STI Classic Funds and the STI
Classic Variable Trust, (the "STI Classic Funds"); other mutual funds sub-advised by the Adviser; common/collective funds; and individually managed accounts, all collectively referred to as ("Clients"). Such knowledge could place those individuals, (if they engage in personal transactions in securities that are eligible for investment by Clients), in a position where their personal interests may conflict with those of the Adviser's Clients.

In view of the foregoing, and in accordance with Rule 204A-1 of the Investment
Advisers Act of 1940, and the provisions of rule 17j-1(b)(1) of the Investment
Company Act of 1940 (collectively defined as the "1940 Acts"), the Adviser has adopted this Code of Ethics and Personal Trading Policy ("Code"). This Code
prohibits certain types of personal transactions deemed to create conflicts of interest, or at least the potential for, or the appearance of, such a conflict and establishes reporting requirements and enforcement procedures.

5:2.1 DEFINITIONS.

     (1)  ACCESS PERSON- each full/part-time employee, director, officer, certain contractors of the Adviser, and employees of affiliates who are located at Adviser's offices and/or perform most of their job functions on behalf of Adviser.

     (2)  BENEFICIAL OWNERSHIP- of a security is generally determined in the same manner as it is for purposes of Section 16 of the Securities
          Exchange Act of 1934. You should consider yourself the BENEFICIAL
          OWNER of any securities in which you have a direct or indirect pecuniary interest; which is the opportunity to profit directly or indirectly from a transaction in securities. Thus, you may be deemed to have Beneficial Ownership of securities held by members of your immediate family sharing the same household (i.e., a spouse and children), or by certain partnerships, trusts, or other arrangements.

     (3)  BLACKOUT PERIOD- a period during which Access Persons may not execute personal transactions because Adviser is or may be trading in the same or similar securities. Adviser's Blackout Period is three (3) days and applies to Covered Security transactions. This means no Access Person shall purchase or sell any Covered Security within at least three (3)
          business days before and after the same security is being purchased or sold by/on behalf of Clients.

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           2 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

     (4)  COVERED SECURITY- any stock, bond, future, investment contract or any other instrument that is considered a "security" under the 1940 Acts.
          The term "Covered Security" is very broad and includes instruments you might not ordinarily think of as "securities," such as:

               o    Options on securities, indexes and currencies

               o    Investments in limited partnerships

               o    Exchange Traded Funds (ETFs), closed end funds, foreign
                    mutual funds and foreign unit trusts

               o    Private investment funds, hedge funds, and investment clubs

               o    Proprietary mutual funds which are funds managed by the
                    Adviser or any other SunTrust Banks Inc. (STI) affiliate.
                    The STI Classic Mutual Funds are an example of a proprietary fund.

               o    Non-proprietary mutual funds that are advised or sub-advised by the Adviser

          Covered Security DOES NOT include:

               o    Direct obligations of the U.S. government (e.g., treasury
                    securities)

               o    Bankers' acceptances, bank certificates of deposit,
                    commercial paper, and high quality short-term debt
                    obligations, including repurchase agreements

               o    Money market funds

               o    Shares of open-end mutual funds other than those that are
                    advised or sub-advised by the Adviser

          NOTE: Investments not considered Covered Securities do not need to be reported to Adviser. However, personal securities accounts which hold or could hold Covered Securities do need to be reported.

     (5)  HOLDING PERIOD- short term trading in all Covered Securities is prohibited. In general, all transactions must be held for a period of sixty (60) days or more. This includes options and futures transactions.

     (6)  INITIAL PUBLIC OFFERING (IPO) - is an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of
          1934.

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           3 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

     (7)  MARKET TIMING- is excessive short-term trading in mutual funds. Such activities can be detrimental to long-term fund shareholders, and consequently, fund companies must maintain policies and procedures to detect and prevent market timing abuses and other short-term trading.

     (8)  PRIVATE PLACEMENT- an offering of a stock or bond that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2)
          or Section 4(6) in the Securities Act of 1933.

     (9)  REVIEW OFFICER- The individual selected by the Adviser to administer this Code.

5:2.2 STATEMENT OF GENERAL FIDUCIARY PRINCIPLES.

     In recognition of the trust and confidence placed in the Adviser by its
     Clients and to give effect to the Adviser's belief that its operations should be directed for the benefit of its Clients, the Adviser hereby adopts the following general principles to guide the actions of its directors, officers, employees and other Access Persons.

     (1)  The interests of Clients must be placed first at all times.

     (2)  This Code serves as the Adviser's standards of business conduct and fiduciary obligations of its Access Persons.

     (3)  Access Persons are required to immediately report any violations of this Code to the Adviser's Chief Compliance Officer or his/her
          designee. Any retaliation for the reporting of violations under this
          Code will constitute a violation of the Code.

     (4)  Access Persons are required to comply with applicable Federal
          Securities Laws.

     (5)  All personal securities transactions must be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

     (6)  All the Adviser's Access Persons must avoid actions or activities that allow, or appear to allow, any such person to profit or benefit from his or her position with respect to Clients, or that otherwise bring into question the person's independence or judgment.

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           4 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

     (7)  Access Persons are prohibited from trading, either personally or on behalf of others, while in possession of material nonpublic information. See Insider Information Policy Section 5.4.

     (8)  Market Timing abuse in mutual funds is strictly prohibited. Access
          Persons should be aware of and are required to comply with the Market
          Timing policies for all mutual funds they invest in.

     (9)  This Code does not attempt to identify all possible conflicts of interest. Literal compliance with each of its specific provisions will not shield Access Persons from liability for personal trading or other conduct which violates a fiduciary duty to Clients.

5:2.3 PROHIBITED PURCHASES AND SALES OF SECURITIES.

     (1)  Access Persons are generally prohibited from purchasing and/or acquiring Beneficial Ownership of equity or fixed income securities as part of any Initial Public Offering (IPO).

     (2)  No Access Person may participate in a block trade with any Client transaction.

     (3)  Access Persons are prohibited from short term trading that violates the Holding Period.

5:2.4 PRECLEARANCE OF PERSONAL TRANSACTIONS.

     Access Persons are required to preclear personal transactions in all
     Private Placements and in Covered Securities except those as noted below.
     Preclearance requests must be submitted to the Adviser's designated Review
     Officer prior to proceeding with the transaction. Access Persons are required to preclear investments in Private Placements by submitting the
     Private Placement request form and a copy of the Offering Memorandum associated with the investment to the designated Review Officer.
     Preclearance approvals are valid only for the date preclearance is granted.
     "Good till Cancel" (orders that could remain active beyond a day) are prohibited. In determining whether to grant approval, the Review Officer shall refer to all relevant sections of this Code.

     The following personal transactions in Covered Securities are EXEMPT from preclearance procedures. THIS EXEMPTION FROM PRECLEARANCE DOES NOT RELEASE
     EMPLOYEES FROM REPORTING OBLIGATIONS, HOLDING PERIOD RESTRICTIONS OR
     APPLICABLE SECURITIES LAWS:

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           5 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

     (1)  De Minimis purchases or sales of 100 shares or fewer of an equity security or $5000 or less of a fixed income security. NOTE: THIS
          EXEMPTION DOES NOT APPLY IF YOUR OWNERSHIP EXCEEDS 500 SHARES OR MORE
          OF THE EQUITY POSITION OR $25,000 OR MORE OF THE FIXED INCOME POSITION
          AND SHOULD NOT BE USED AS A MEANS TO AVOID PRECLEARANCE;

     (2)  Purchases or sales of exchange traded funds [(ETFs) including but not limited to SPDRS, QQQQ, Diamonds, WEBS, XAX,] closed end funds, foreign mutual funds, foreign unit trusts, proprietary mutual funds, or non-proprietary mutual funds advised or sub-advised by the Adviser;

     (3)  Purchases or sales of SunTrust Banks, Inc. (STI) Stock including the exercise of STI employee granted stock options;

     (4)  Purchases or sales which are non-volitional on the part of the Access
          Person, including purchases or sales upon receipt of an exercise notice of puts or calls written by the Access Person and sales from a margin account pursuant to a bona fide margin call; (notification and reporting are required.) NOTE: ANY OPTIONS EXERCISED AT YOUR
          DISCRETION MUST FOLLOW STANDARD PRE-CLEARANCE REQUIREMENTS.

     (5)  Purchases effected upon the exercise of rights issued by a security issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer

5:2.5 REPORTING OBLIGATIONS.

     (1)  Initial and Annual Holdings Reports-Each Access Person shall complete an Initial Holdings Report within 10 days of his or her start date.
          Thereafter, each Access Person shall complete an Annual Holdings
          Report due January 31st for all Covered Securities as well as all securities accounts which hold or could hold Covered Securities in which the Access Person has any direct or indirect Beneficial
          Ownership. This includes the disclosure of accounts held by members of your immediate family sharing the same household (i.e., a spouse and children) etc. Information must be current within 45 days prior to the day the report is submitted.

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           6 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

          Reports to include:

               o    The title and type of security, and as applicable the
                    exchange ticker symbol or CUSIP number, number of shares,
                    and principal amount of each Covered Security in which the
                    Access Person has any direct or indirect Beneficial
                    Ownership;

               o    The name of any broker, dealer or bank with which the Access
                    Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

               o    The date the Access Person submits the report

     (2)  Quarterly Transaction Report-Each Access Person shall report transactions in Covered Securities where beneficial ownership exists within 20 days of each calendar quarter end.

          Reports to include:

               o    For each Covered Security the date of the transaction, the title, and as applicable its exchange ticker symbol or CUSIP number, interest rate and maturity date, number of shares
                    and principal amount;

               o    The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

               o    The transaction price;

               o    The name of the broker, dealer or bank where the transaction was effected;

               o    The date the Access Person submits the report; and

               o    A disclosure of any new account(s) in which the Access
                    Person has Beneficial Ownership

     (3)  Initial and Annual Certifications- Each Access Person must certify initially within 10 days of his or her start date (and annually thereafter) that he or she has read, understands and recognizes that he or she is subject to the Code.

     (4)  Outside Business Activities Certification- Each Access Person must disclose initially within 10 days of his or her start date (and annually thereafter) any outside business activity whether compensation is received or not.

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           7 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

     (5)  Duplicate Statements and Confirmations- Each Access Person must direct their securities firms to supply Adviser with copies of account statements and trade confirmations directly to:

          Trusco Capital Management
          Chief Compliance Officer
          P.O. Box 2137
          Atlanta, GA 30301
          Personal and Confidential

          NOTE: In instances where securities firms are unable to provide duplicate statements (examples may include 401k and stock plan accounts held outside SunTrust and investment club accounts) employees must furnish copies with their Quarterly and Annual reports.
          Additionally, whenever possible, Adviser will establish electronic feeds with securities firms to satisfy the duplicate statements and confirmations requirement.

5:2.6 EXCEPTION TO REPORTING OBLIGATIONS.

     Fully Discretionary or Managed Accounts- Access Persons may have discretionary accounts managed by an external party in which full discretionary authority has been given via a signed legal contract. For this type of account, no communication between the external investment manager and the employee with regard to investment decisions is permitted to occur prior to the investment manager's execution. Transactions and holdings in these accounts do not need to be reported to Adviser. Employees must provide the Review Officer or Chief Compliance Officer designee with a letter signed by the investment manager or other external party confirming that the account is, or will be, fully discretionary, and that the employee has no power to affect or influence investment decisions. In lieu of providing a letter, a signed copy of an Investment Advisory agreement or other legal document will suffice if all applicable points above are covered.

5:2.7 ADDITIONAL RESTRICTIONS AND REQUIREMENTS.

     (1)  No Access Person shall give or receive any gift or other item except in accordance with the Trusco Gifts and Entertainment Policy. See
          Section 5.7.

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           8 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

     (2)  Generally, no Access Person may accept a position as a director or trustee of a publicly-traded company whether or not the position provides compensation in any form. Exceptions to this policy may be available with prior written approval by the Adviser (and, if applicable, by the Board of Trustees of the STI Classic Funds).

     (3)  In the event of extended Medical or Military Leave, Access Persons should notify the Review Officer as reporting deadlines, in many cases, will continue to apply.

5:2.8 REVIEW AND ENFORCEMENT.

     (1)  The Review Officer shall conduct periodic spot checks to ensure that
          Access Persons are not attempting to knowingly front run Client trading activity by placing personal trades within 3 business days before or after Client trading, also referred to as the Blackout
          Period.

     (2)  The Review Officer shall compare personal securities transactions reported pursuant to all sections of this Code with completed portfolio transactions of Clients for the relevant time period to determine whether a violation of this Code may have occurred. Before determining that a violation has been committed by any person, the
          Review Officer shall give such person the opportunity to supply additional explanatory material. Preclearance approval does not necessarily mean a trade is not in violation of the Code as the Review
          Officer does not have prior knowledge of Client trading activity occurring after preapproval is granted. Conversely, a trade that occurs during the 3 day Blackout Period is not automatically considered a violation. The Review Officer will apply subjective analysis to each transaction to determine whether a trade within the 3 day Blackout Period presents a conflict or the appearance of a conflict with trading on behalf of Clients.

     (3)  If the Review Officer determines that a material violation of this
          Code may have occurred, the Review Officer shall submit such written determination, together with the information upon which the Review
          Officer made the determination and any additional explanatory material provided by the person, to the Adviser's Chief Compliance Officer or his/her designee.

     (4)  If the Adviser's Chief Compliance Officer or his/her designee finds that a violation has occurred, he or she may, after determining the seriousness of the infraction, impose one or all of the following:

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           9 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

               o    Verbal Admonishment;

               o    Written acknowledgement from the Access Person that he or
                    she has again reviewed, fully understands and agrees to
                    abide by the Code;

               o    Written notice to the Access Person's Personnel and
                    Compliance files including steps taken to ensure full
                    compliance in the future;

               o    Fines and/or reversals of trades, requiring fines or profits be donated to a charity and losses be the responsibility of the employee;

               o    Partial or full restriction on all personal trading. A
                    partial restriction is usually 6 months or more, a full
                    restriction usually results in disallowing the employee from conducting ANY personal trading for the remainder of his or her association with the Adviser;

               o    Suspension or termination of employment

          Severity of the violation and any history of non-adherence to the Code will be the basis for a determination of appropriate disciplinary action.

5:2.9 RECORDS.

     The Adviser shall maintain records in the manner and extent below under the conditions described in Rule 31a-2 under the Investment Company Act and
     Rule 204-2 of the Investment Advisers Act. As noted below, records shall be maintained in a readily accessible place for at least five years, with the first two years in an office of the Adviser:

     (1)  A copy of each Code that has been in effect at any time during the past five years;

     (2)  A record of any violation of the Code and of any action taken as a result of such violation for five years from the end of the fiscal year in which the violation occurred;

     (3)  A record of all written acknowledgments (as required by Rule 204A-1)
          for each person who is currently, or within the past five years was an
          Access Person of the Adviser, shall be retained for five years after the individual ceases to be an Access Person.

                                           -------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]           PAGE                  POLICY NUMBER

                                           10 of 10               5.2
                                           -----------------------------------
                                           IMPLEMENTATION DATE   REVISION DATE

                                           September 28, 2004    October 1, 2006
--------------------------------------------------------------------------------
POLICY

Personal Trading Policy
--------------------------------------------------------------------------------

     (4)  A record of each report made by an Access Person pursuant to this Code shall be preserved for a period of not less than five years from the end of the last fiscal year in which it was made.

     (5)  A record of all persons who have been required to make reports pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it was made.

     (6)  A record of any decision, and reasons supporting the decision, to approve the acquisition of securities by Access Persons for at least five years after the end of the fiscal year in which the approval is granted.

     (7)  A copy of each annual report to the Board of Trustees of the STI
          Classic Funds will be maintained for at least five years from the end of the fiscal year in which it was made.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             1 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

POLICY

The SunTrust Code of Business Conduct and Ethics (the "Code") expresses the core values of our company. Each employee of the company must read, understand, and abide by the letter and the spirit of the Code. The honesty, integrity, and sound judgment of our employees are essential to SunTrust's reputation and success. In all situations, employees will act to avoid even the appearance of legal or ethical impropriety.

INTRODUCTION

This Code includes standards for the workplace environment which SunTrust employees are expected to observe and promote as well as standards for each employee's own conduct.

     I.   WHAT EMPLOYEES CAN EXPECT FROM SUNTRUST

          SunTrust  pledges  fair  treatment  to  all  employees.  Specifically,
          SunTrust:

          A.   Seeks  to  promote  equal   employment  and  career   advancement
               opportunity,  and to eliminate bias on the basis of race,  creed,
               color,  gender,  religion,  age,  disability,   national  origin,
               veteran  status,  sexual  orientation,  gender  identity,  or any classification protected by applicable law.

          B.   Maintains  ongoing  affirmative  action  programs,   and  expects
               managers and all other  employees to comply fully with the spirit as well as the provisions of these programs.

          C.   Makes  demonstrated  ability and  qualification the primary basis for selection and promotion.

     II.  WHAT SUNTRUST EXPECTS OF EMPLOYEES

          Integrity  and high ethical  standards  are essential in our business.
          SunTrust expects  employees to be  conscientious  and do quality work.
          Employees should:

          A.   Follow the spirit and provisions of the Code. Failing to do so may result in disciplinary action, including termination of employment.

          B.   Avoid illegal conduct in your business and personal life.
               Immediately notify your manager if you are convicted of a
               criminal offense involving theft, dishonesty, breach of trust or any other crime that is a felony.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             2 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

          C.   As you work, keep the best interests of SunTrust in mind.

               1.   Handle company business promptly, and understand the
                    difference between your responsibilities and those actions and decisions you are not qualified or authorized to make.
                    Do not conduct or authorize any business transactions unless you have the authority to do so.

               2.   Be careful when you enter into legal agreements and other
                    contracts on behalf of SunTrust. Only do so when it is
                    appropriate and you have authorization from your manager.
                    Employees have no authority to take action that they know is in violation of any statute, rule or regulation. If you are not sure if you have the authority to act or whether a
                    proposed action has been authorized you should ask for
                    guidance from your manager or, where appropriate, from
                    internal corporate counsel.

          D.   Be truthful and accurate when you file for reimbursement of expenses and follow the relevant policies and guidelines
               contained in the SunTrust Accounting Policy Manual.

          E.   Be truthful and accurate during an internal or external
               investigation, and maintain the confidentiality of the
               investigation. Failure to cooperate in an investigation may lead to disciplinary action up to and including termination.

          F.   Comply with policies on harassment, substance abuse and other policies contained in the SunTrust Employee Handbook.

          G.   Perform your duties without discrimination on the basis of race, creed, color, gender, religion, age, disability, national origin, veteran status, sexual orientation, gender identity, or any other classification protected by applicable law. Do not engage in harassment of any kind, including sexual harassment.

          H.   Comply with the company's Information Security Brochure and be diligent in safeguarding the security of our information and physical assets.

     III. CORPORATE RECORDS AND REPORTING

          SunTrust requires honest and accurate recording and reporting of information to meet financial reporting, regulatory, tax, and legal obligations. All business transactions must be properly and accurately

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             3 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

          recorded in a timely manner on SunTrust's books and records in accordance with applicable accounting standards, legal requirements, and SunTrust's system of internal controls.

          SunTrust is committed to full, fair, accurate, timely, and understandable disclosure in public reports and documents filed with regulatory authorities, shareholders, and the public. SunTrust's financial statements and reports must be prepared in accordance with generally accepted accounting principles and fairly present, in all material respects, the financial condition and results of operations of the company.

     IV.  RESPONSIBILITY OF EMPLOYEES TO AVOID POSSIBLE CONFLICTS OF INTEREST
          You receive compensation and benefits from SunTrust, and must not use your association with the company for other personal gain. If you have questions about an activity that might violate or appear to violate this policy, check with your manager or SunTrust's General Auditor.
          Follow these guidelines to avoid possible conflicts of interest:

          A.   Ensure that no outside personal, business, charitable, religious, civic, or investment activities conflict with the interests of the company.

               1.   Employees may directly or indirectly sell, purchase, or
                    lease property or services to or from the company only if:

                    a)   The transaction is in the ordinary course of business
                         on terms and conditions generally available to the
                         public, less any standard company-approved employee
                         discount.

                    b)   The transaction is fair and reasonable to the company
                         at the time it is approved and employees disclose
                         details of the transaction and get prior written
                         approval from a Management Committee member.

               2.   The primary business obligation of employees is to SunTrust, and any activities or investments that detract from this
                    obligation must be avoided. Unless a Management Committee
                    member gives prior written approval, employees must not
                    directly or indirectly:

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             4 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

                    a)   Engage in any business activity or make any investment
                         that competes with the business interests or activities
                         of SunTrust. However, employees may make investments
                         without approval of up to one percent of any class of
                         securities traded on any recognized stock exchange or
                         on the NASDAQ/OTC market or for investments in mutual
                         funds generally available to the public.

                    b)   Acquire or retain investments or financial interests in
                         any business entity that is or may reasonably be
                         expected to become a customer, competitor, or supplier
                         of SunTrust, if you are in a position to influence
                         decisions between SunTrust and the business entity and
                         have direct contact with that business such as a loan
                         officer, purchasing officer, or their direct
                         supervisor.

                    c)   Employees must never trade in a security while in
                         possession of material, non-public information about
                         the issuer. Employee trading should not be based upon
                         information that is confidential or proprietary to
                         SunTrust, its subsidiaries or affiliates, its clients,
                         or its counter-parties.

                    d)   To avoid even the appearance of impropriety, employees
                         are prohibited from purchasing public offerings where
                         SunTrust or its affiliates have a relationship with the
                         issuer and the employee is involved in that
                         relationship.

          B.   To avoid possible conflicts of interest, and because it is potentially illegal under the Bank Bribery Act, employees must not directly or indirectly solicit money, gifts or other
               compensation benefiting themselves for business decisions they make for the company or for services that are part of their job.
               Bribes, kickbacks, or other payments for illegal or unethical purposes cannot be accepted. You should inform a Management
               Committee member of any offer or gift made to influence or reward you in connection with company business. If you are uncertain as to the application of this provision you should contact your manager.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             5 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

          C.   In some instances, employees may accept gifts of nominal or reasonable value without risk of corruption or breach of trust.
               Described below are guidelines for accepting gifts. Generally, employees may accept:

               1.   Gifts, gratuities, amenities, or favors based on obvious
                    family personal relationships (such as those between the
                    parents, children, or spouse of an employee) when the
                    circumstances make it clear that such relationships, rather than the business of the company, are the motive for the
                    gift.

               2.   Meals, refreshments, travel arrangements or accommodations, or entertainment, as long as all are of reasonable value,
                    are in the mutual business interest of SunTrust and the
                    other party, and do not create a sense of obligation.

               3.   Gifts of reasonable value that are related to commonly
                    recognized events or occasions, such as a promotion, new
                    job, wedding, retirement, religious holiday, etc.

               4.   Advertising or promotional material of reasonable value,
                    such as pens, pencils, note pads, key chains, calendars, or similar items.

               5.   Employees of SunTrust Investment Services, Inc. and SunTrust
                    Capital Markets, Inc. are bound by securities regulations
                    with respect to gifts and gratuities and should consult
                    their respective firm's policies in that regard.

          D.   Do not serve under a power-of-attorney or as executor, personal representative, trustee or guardian of an estate, trust or guardianship established by anyone other than a family member, without obtaining written permission of your manager.

          E.   Do not accept directorships or positions with for-profit
               corporations, non-profit organizations or accept employment with outside companies without getting written approval first from your manager.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             6 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

          F.   Employees may not directly or indirectly obtain credit from a customer, competitor or supplier of SunTrust except when the person granting the credit does so solely as a family member or personal friend independent of any business relationship with
               SunTrust; or the granting of credit is within the ordinary course of business, based on terms generally available to others, given without reference to the assets or credit standing of SunTrust;
               and complies with all applicable laws and SunTrust policies.

          G.   Employees may not directly or indirectly process their own personal banking transactions. (This does not include Employee
               Online Banking.) In addition, employees may not directly or indirectly process the banking transactions of their family members as well as those transactions of any persons residing in their household.

     V.   DEALINGS BETWEEN EMPLOYEES AND THE COMPANY

          A.   Officers may not directly or indirectly obtain credit (including overdrafts) from SunTrust unless the type of credit desired is permitted by "The Officer Borrowing Policy" as published in the
               SunTrust Credit Policy Manual.

          B.   Employees may not make discretionary decisions (such as approving extensions of credit or overdrafts, waiving service charges or late fees, or purchasing goods or services) with respect to themselves, their relatives, or organizations in which they hold a material management or financial interest.

          C.   When you are publicly stating a personal opinion which might be construed as the opinion of SunTrust, you should make it clear you are speaking only for yourself and not SunTrust.

          D.   SunTrust retains income and royalties as well as copyright ownership and title to all products prepared at company
               direction.

          E.   Do not give legal, tax, accounting, or investment advice to any customer, unless you are qualified and authorized to do so. In general, customers should be told to seek professional legal, tax, and accounting advice from their own advisors.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             7 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

     VI.  RESPONSIBILITY AS A STEWARD OF OTHER'S FINANCIAL INTERESTS

          Our  customers  rely on us to maintain  confidentiality  and  exercise prudence  when  dealing  with  their  financial  affairs,  funds,  and property.

          A.   Employees should ensure that all confidential and proprietary information they receive in their jobs is used only for
               "need-to-know" purposes and not provided to unauthorized persons.
               This information should also not be used for investment,
               business, charitable, religious, civic, or other purposes
               unrelated to the business of the company. Confidential and proprietary information should not be used as a basis for buying, selling, trading, or recommending the purchase, sale, or trading of any securities of any entity until the public has the same information.

          B.   Employees should ensure that all non-public information
               concerning the securities, financial condition, earnings, and other performance data of SunTrust remains confidential until provided to the public by SunTrust.

          C.   Employees should maintain the confidentiality of information entrusted to them by the company or its customers, except when disclosure is authorized or legally mandated.

     VII. INVESTMENT MANAGEMENT AND FIUCIARY SERVICES

          SunTrust has various fiduciary obligations to customers and we will adhere to the following guidelines to prevent conflicts of interest between customers and employees:

          A.   Confidential information held in other areas of the company must not be used in investment decisions.

          B.   We will not accept fiduciary or investment management accounts when we believe that a conflict of interest could interfere with proper account administration.

          C.   SunTrust directors, employees, and their family members are not allowed to purchase or lease managed assets, unless they
               themselves are trustees or beneficiaries of a fiduciary account.

          D.   Employees that provide investment advice or manage fiduciary or investment management accounts must not recommend purchase

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             8 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

               of SunTrust stock to customers or purchase SunTrust stock on their own discretion for customer accounts.

     VIII. PRIVACY RIGHTS OF CUSTOMERS

          To protect the rights of customers to privacy, SunTrust expects employees to:

          A.   Securely maintain all files and records which contain customer information.

          B.   Divulge no personal or financial information to others except with proper customer authorization, through proper legal process or regulation, or for permissible credit reporting purposes.

          C.   Fully adhere to the SunTrust corporate policy statement titled
               Protecting the Privacy of our Customers.

     IX.  RESPONSIBILITY IN THE MARKETPLACE

          SunTrust will be honest and fair in relations with customers, competitors and suppliers.

          A.   Employees must not give money, gifts of other than nominal value, or unusual hospitality to any customer, competitor, or supplier of SunTrust in order to influence that person to favor SunTrust.

          B.   Employees must not lie or provide misleading information to any customer, director, or employee of SunTrust or to any attorney, accountant, auditor, or agent retained by SunTrust or to any government agent or regulator.

          C.   Employees must not engage in discussions or enter into agreements with competitors about prices for services or other competitive policies and practices.

          D.   Employees must try to provide information that is clear, factual, relevant, and honest to help customers select services that meet their needs. All services will be equally available to all customers who meet relevant criteria and standards.

          E.   Confidential information about SunTrust, its shareholders, existing or prospective customers, competitors or suppliers, gained through association with SunTrust, must be used by
               employees

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             9 of 11               5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

               solely for SunTrust purposes. Such information must not be provided to any other person or firm, or used for personal, private, business, charitable, or any other purpose.

          F.   Information, advertising, and other statements released to the public by SunTrust must be truthful and not misleading. Media inquiries should be directed to Investor Relations.

          G.   The books, records, and accounts of SunTrust must accurately and fairly reflect the company's transactions and operations.
               Employees must not, directly or indirectly, knowingly falsify any company documents.

          H.   SunTrust will seek the prosecution of any employee suspected of embezzlement or misapplication of funds.

     X.   PROFESSIONALISM IN BUSINESS AND PERSONAL MATTERS

          A.   Employees are governed by the SunTrust Code of Business Conduct and Ethics and must follow the provisions of the Code in a manner that will protect the integrity and reputation of SunTrust and themselves.

          B.   Employees must not convert property or assets of SunTrust to personal use.

          C.   Employees must manage their own financial affairs responsibly.
               They must disclose to their manager any personal financial problems that might cause embarrassment to the company if they became public knowledge or might affect their judgment concerning company business.

     XI.  RESPONSIBILITY OF CITIZENSHIP

          A.   SunTrust intends to be a good corporate citizen in every
               community in which it operates, supporting worthy civic,
               cultural, educational, social, and other programs contributing to the quality of life.

          B.   Employees are encouraged to exercise their rights and duties as private citizens. Since certain civic activities may adversely affect job performance, employees must obtain written approval from a Management Committee member before seeking or accepting any public office and before serving as the chairperson or

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             10 of 11              5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

               treasurer of a political campaign committee for any candidate or political party.

          C.   Although employees are encouraged to participate freely and actively in the political process, they must follow all
               applicable laws, rules, and regulations (including those relating to conflicts of interest and ethical improprieties by government officials) and make sure that the activities do not interfere with the employee's ability to perform his or her employment duties.

          D.   No bribe or other compensation to influence a decision or action should be paid to or accepted from any political or government official.

     XII. POLITICAL CONTRIBUTIONS

          A.   Federal law prohibits all corporations from making federal political contributions and prohibits national banks from making contributions to federal, state, or local candidates for
               election. In addition, various state laws further limit the ability of corporations to make political contributions.

          B.   Where lawful, SunTrust may make contributions concerning civic or governmental issues in which SunTrust has a particular interest.
               These contributions cannot be to candidates for elective office.
               They may be made only after receiving an opinion from corporate counsel that the contribution is lawful and the prior written approval of a member of the Management Committee.

          C.   Any contributions by SunTrust to candidates for elective public office will require both an opinion from corporate counsel that the contribution is lawful and the prior written approval of
               SunTrust's chief executive officer.

          D.   Employees may contribute to SunTrust-sponsored political action committees. Employees may contribute on their own behalf to political candidates provided all applicable laws as well as specific departmental policies are followed. Certain employees who assist SunTrust in soliciting municipal finance business are subject to additional restrictions on their contributions.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             11 of 11              5.3
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

SunTrust Code of Business Conduct & Ethics
--------------------------------------------------------------------------------

     XIII. IMPLEMENTATION

           Each employee is responsible for knowing the contents of the Code and following its instructions at all times. The rules of the Code will be enforced through audit, examination, and personnel procedures.
           Employees should address questions in writing concerning whether specific activities are prohibited or restricted by the Code to
           SunTrust's General Auditor.

     XIV.  RESPONSIBILITY OF EMPLOYEES TO REPORT VIOLATIONS

           If you believe the law and/or the Code is being violated, including concerns regarding questionable accounting or auditing matters, you must report the situation promptly (within 48 hours) to your manager and to the General Auditor. If you believe that your welfare and safety will be compromised in reporting instances of suspected misconduct, you should use the SunTrust ALERT line (1-877-283-9251)
           to report anonymously or confidentially. Your concerns or suspicions are important to the company. Reporting the activity will not subject you to discipline, absent a knowingly false report. The General
           Auditor will conduct an investigation to determine if a violation has occurred. The General Auditor will ensure unbiased treatment of all parties concerned. Such disclosure does not eliminate the obligation to file federal suspicious activity reports or other required regulatory filings.

           The terms "SunTrust" and "company" means SunTrust and its
           subsidiaries. If policies of subsidiaries cover the same subject matter as the Code, the more stringent policy must govern.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             1 of 7                5:4
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Insider Trading
--------------------------------------------------------------------------------

5:4.1 INSIDER TRADING

Rule 10b5-1 under the Securities Exchange Act of 1934 creates a presumption that a person aware of material nonpublic information has "used" that information in trading, subject to designated affirmative defenses aimed at showing that the information was not a factor in the trading decision. Rule 10b5-2 defines the type of family or other non-business relationships that give rise to a duty not to "misappropriate" material nonpublic information.

Anyone who is employed by, or performs any duties on behalf of Trusco is subject to these Insider Trading policies.

5:4.2 WHAT IS INSIDER TRADING?

Insider trading is seen as an abuse of an insider's position of trust and confidence, and is harmful to the securities markets resulting in the ordinary investor losing confidence in the market.

Insider trading is prohibited by federal securities regulations so as to maintain the assurance afforded to investors that they are placed on an equal footing and they will be protected against the improper use of insider information.

Tipping of certain information by a Trusco employee to a third party is also prohibited, because the information is given to certain persons and not the public at large.

Normally there are three types of insiders:

     1. True insiders such as research analysts, portfolio managers, and directors;

     2. Quasi insiders such as professional advisers, lawyers, auditors and financial advisers; and

     3. Tippees - those who are given information by an insider.

The information of insiders is that type of information which is likely to affect the price of securities if it were public information. In all cases the necessary material information should be disseminated to the market/public before the insider deal. Otherwise the insider could publish the information and then act immediately before the market could absorb it. Timing is of the essence and enough time

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             2 of 7                5:4
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Insider Trading
--------------------------------------------------------------------------------

should be given to the public before the insider benefits, alone, from such material information.

Sanctions for insiders could be civil or criminal or both. However, normally there must be actual knowledge by the insider that the information is inside information. In other words, insider dealing must be known and deliberate.

There is no limitation as to the securities covered by the insider trading prohibition and therefore applies to all types of securities, whether listed or unlisted.

5:4.3 POLICY

In certain instances, it has been observed that there is conflict of duties because trading on insider information is prohibited and at the same time there is a duty to trade to protect the interest of your client. This could emerge in cases where a broker or a bank managing a discretionary investment account and he becomes aware of unpublished price sensitive information, there may be a conflict between his duty not to trade and his duty to act in the best interests of his clients. The prohibition of insider trading is usually overriding.

It is the Policy of Trusco Capital Management that all investment decisions regarding the purchase, sale, or retention of publicly traded securities shall be made only on the basis of information available to the general public. No such decision shall be made on the basis of any material inside information concerning securities, which may come into the possession of Trusco Capital
Management personnel, whether such information is obtained intentionally or unintentionally. No employee may trade, either personally or on behalf of others (such as accounts advised by Trusco), in a security with respect to which he or she possesses material, non-public information, nor may such person communicate material, non-public information to others in violation of the law.
Information is material when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions.

Trusco Capital Management personnel shall not seek access (either directly or indirectly), to Credit Files, Securities Underwriting Files, or other files of
SunTrust Banks for investment decision purposes. Trusco Capital Management personnel shall also avoid discussion with personnel of SunTrust Banks, or any affiliate concerning publicly held corporations, in meetings or in private, which might lead

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             3 of 7                5:4
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Insider Trading
--------------------------------------------------------------------------------

to a disclosure of material inside information concerning such corporations or securities to Trusco Capital Management personnel.

Where personnel come into possession of material inside information concerning publicly held securities, this fact shall be made known promptly to the
President. Appropriate steps shall then be taken to prevent any investment decisions being made on the basis of such information.

These prohibitions do not apply to non-publicly traded securities of closely held corporations, for which Trusco Capital Management has current or prospective fiduciary or advisory responsibility. In such instances, personnel may request access to files of the Bank pertaining to such corporations, but only with the approval of the President.

Substantial corporate resources are devoted toward the analysis of company and industry trends, which should be available to benefit the corporation. Banking personnel are permitted access to the industry and company Trust Files. Unlike
Banking Files, which contain confidential information, all of the information in these files is by its nature data in the public domain. Therefore, the information should be considered available for credit inquiries and the like.
Also, within the realm of public type information would be the working files of
Trusco Capital research analysts, including computer-based files. It is understood that Trusco Capital analysts may also provide certain assistance to
Banking personnel from time to time, based on the above-mentioned publicly available files.

5:4.4 CHINESE WALL

One possible solution for this issue is a Chinese wall between the investment advisory (research or portfolio managers) and the firm's sales department. A
Chinese wall, if effective, stops confidential information passing from individuals on one side of the wall to individuals on the other side.

All regulations relating to securities markets are very clear regarding the prohibition of insider trading. This clear stand is based on the philosophy of giving equal information to all investors. Trusco will maintain appropriate controls so that insider information does not disseminate throughout or outside of the Firm.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             4 of 7                5:4
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Insider Trading
--------------------------------------------------------------------------------

5:4.5 RULE 10B5-1 "USE" VERSUS "POSSESSION"

In the past, the SEC has maintained in enforcement cases that a trader may be liable under Exchange Act Rule 10b-5 (the principal insider trading prohibition)
for trading while in "knowing possession" of material nonpublic information and that it is not necessary for the government also to prove that the trader "used"
the information for trading. Rule 10b5-1 provides that a purchase or sale of a security is "on the basis of" material nonpublic information as required for a violation of Rule 10b-5 if the person making the purchase or sale was "aware" of the information at the time of the purchase or sale, subject to designated affirmative defenses aimed at showing that the information was not a factor in the trading decision. Under Rule 10b5-1, a defendant found to be "aware" of material nonpublic information at the time of a trade must prove that before becoming aware of the information, he or she had:

     (1) entered into a binding contract to make such trade;

     (2) instructed another person to make the trade for his or her account, or

     (3) adopted a written plan for trading pursuant to which such trade was made. Such a contract, instruction or plan must have either:

          (a) specified the amount to be purchased or sold, the price (which may be a particular dollar price or the market price on a particular date or a limit price) and the date on which the securities were to be purchased or sold (which may be any date during the period a limit order is in effect),

          (b) included a written formula or algorithm or computer program for determining amount, price and date, or

          (c) permitted the trading person to exercise no influence over how, when or whether to effect purchases or sales.

Rule 10b5-1 includes an additional affirmative defense available only to trading parties that are entities. Under this provision, an entity will not be liable if it demonstrates that the individual making the investment decision on behalf of the entity was not aware of the information and that the entity had implemented reasonable "Chinese Wall" policies and procedures to prevent insider trading.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             5 of 7                5:4
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Insider Trading
--------------------------------------------------------------------------------

5:4.6 RULE 10B5-2

In Chiarella v. United States (1980), the U.S. Supreme Court held that trading or tipping of information must constitute the breach of a fiduciary duty in order to be illegal under the insider trading prohibitions of Rule 10b-5. In addition to the relationship between a corporate director or officer and the corporation, courts have found the necessary fiduciary duty to exist in several other types of business relationships, including (among others)
employer-employee, attorney-client and the relationship between partners in a partnership. Courts have also found the necessary fiduciary duty to exist in certain non-business relationships based on trust and confidence, such as a psychiatrist-patient relationship.

In United States v. Chestman (2d Cir. 1991), however, the Second Circuit Court of Appeals indicated that a family relationship (in that case, marriage) did not by itself constitute a sufficient relationship of trust or confidence for an insider trading claim and neither did a family relationship plus a unilateral imposition of confidentiality (Wife: "Honey, don't tell anyone about this!"). In so doing, the Second Circuit suggested that the result might be different if family members had a bilateral agreement of confidentiality (Wife: "Do you promise not to tell anyone?" Husband: "I promise.") or there was a prior history or pattern of sharing similar confidences such that one family member had a reasonable expectation that the other would keep those confidences.

Rule 10b5-2 enumerates a non-exclusive list of non-business relationships under which a sufficient duty of trust or confidence will exist. These include:

     1. Whenever a person agrees to maintain information in confidence (a bilateral agreement);

     2. Whenever the person communicating the information and the person to whom it is communicated have a history, pattern or practice of sharing confidences, such that the person communicating the material nonpublic information has a reasonable expectation that the other person would maintain its confidentiality; or

     3. Whenever a person receives or obtains the information from the person's spouse, parent, child or sibling. The rule specifies, however, that the sufficiency of this last category may be rebutted if the defendant proves that the person providing the information "had no reasonable expectation that [the

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             6 of 7                5:4
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Insider Trading
--------------------------------------------------------------------------------

     defendant] would keep the information confidential, because the parties had neither a history, pattern or practice of sharing confidences, nor an agreement or understanding to maintain the confidentiality of the information." In other words, a husband accused of breaching a duty of confidence to his wife by trading on information she had passed to him could rebut the presumption by proving that his relationship with his wife was so bad that she had no reasonable expectation that he would not betray the confidence by trading.

5:4.7 PROCEDURES

Because all individuals associated with or performing duties on behalf of Trusco are subject to these Insider Trading policies, each individual is also responsible for the following procedures with respect to thwarting or detecting
Insider Trading rule violations:

     1.   Read and comply with the policies and procedures stated here.

     2.   Make no trades in accounts for which you have direct or indirect beneficial interest in securities for which material non-public information exists.

     3.   Do not disclose any material non-public information to family, friends or clients.

     4.   Notify the Chief Compliance Officer when you suspect a potential violation of insider trading rules.

     5.   Properly document and submit to Trusco Compliance on the appropriate internal forms all outside activities, directorships, and material ownership of a public company (over 5%).

5:4.8 INTERNAL CONTROLS

The Chief Compliance Officer shall be responsible for setting forth policies, procedures, monitoring adherence to the rules of insider trading, pre-clearance of employees' and their dependents' personal security transactions, and the implementation of the Code of Ethics. To this end the CCO, or his or her designee, shall:

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             7 of 7                5:4
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Insider Trading
--------------------------------------------------------------------------------

1. create, review and revise as need the policies and procedures for detecting and preventing violations to the Insider Trading policies;

2. upon an individual being hired by Trusco and annually thereafter, communicate to all associated individuals or those who perform duties on behalf of Trusco the Firm's policies and procedures related to Insider Trading.

3. document any investigation of possible insider trading violations by recording:

     a.   the name of the Trusco employee involved;

     b.   the security name and symbol;

     c.   any client accounts reviewed;

     d.   the final decision of disciplinary action taken, if any;

     e.   the date the investigation commenced and ended.

4. be responsible for the proper maintenance of watch and restricted lists.

5:4.9 DISCIPLINARY ACTIONS

Any employee, officer, or director who trades in securities or communicates any information for trading in securities, in contravention of these policies may be penalized and appropriate action may be taken by the company.

Employees, officers, or directors of the company who violate Insider Trading
Rules and/or these polices shall also be subject to disciplinary action by the company, which may include ineligibility for future participation in personal security transactions, and possibly termination.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             1 of 1                5:5
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Client Solicitation
--------------------------------------------------------------------------------

5:5.1 EQUITY

Rule 206(4) -3 of the Advisers Act makes it unlawful for any investment adviser to pay a cash fee (this is often referred to as a "finder's fee") to someone who solicits clients unless the adviser and solicitor abide by the following regulations:

     (1)  The adviser must be registered;

     (2)  The solicitor is not subject to court order or any administrative sanction (the "Bad Boy" rule);

     (3)  There is a written agreement between the investment adviser and the solicitor and such agreement is not in violation of the Act;

     (4)  If the solicitor is not an officer or employee of the adviser and is not controlled by the adviser, the solicitor must provide the client with disclosure material on the adviser, and the solicitor must also obtain written receipt of such disclosure pursuant to Rule 204-3 of the Act.

     (5)  The solicitor must provide the client with written information pertaining to the arrangement between the solicitor and the adviser, including any affiliation, the terms of compensation, and the difference, if any, in the advisory fee that is attributable to the solicitation arrangement.

     These are federal regulations. Individual states can and do have different requirements with respect to client solicitation. Trusco requires that any existing or proposed arrangements to pay "finder's fees" be approved by the
     Firm to ensure compliance with existing company policy, as well as any applicable federal and state regulations.

5:5.2 FIXED INCOME

It is the policy of Seix Advisors, a Fixed Income Division of Trusco, to not
compensate third parties for client referrals at this time. Decisions to begin this practice will be made by Senior Management.

                                     -------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]     PAGE                  POLICY/SECTION NUMBER

                                     1 of 7                5:6
                                     -------------------------------------------
                                     IMPLEMENTATION DATE   REVISION DATE

                                     September 28, 2004
--------------------------------------------------------------------------------
POLICY

Conflicts of Interest
--------------------------------------------------------------------------------

5:6.1 CORPORATE MANAGEMENT

Out of an agreement between the New York State Attorney General and Merrill
Lynch on May 21, 2002, was born the Investment Protection Principles (the
"Principles"). Most of the principles were the results of findings that certain investment firms and stock analysts had conflicts of interests or secret agendas when making investment decisions for clients, and may have given misleading information to investors, including state pension funds.

The conflicts of interest specific to these principles may arise when money managers handle both public pension funds and corporate 401(k) clients. Some money managers may feel obligated to invest the assets of a public pension account in the securities of their corporate clients, regardless of whether the investment is suitable or not.

A different type of conflict can arise when research analysts are reluctant to disclose negative information about their corporate clients, even though withholding the information could adversely affect public pension fund investments. "The evidence revealed that the analysts writing stock reports at times functioned essentially as sales representatives for the firm's investment bankers, using promises of positive research overage to bring in new clients and stock offerings," (Testimony of New York State Attorney General Eliot Spitzer,
June 26th, 2002, before the Senate Committee on Commerce, Science and
Technology, Subcommittee on Consumer Affairs, Foreign Commerce and Tourism,
Hearing on Corporate Governance).

These principles were designed to keep investment bankers within a broker-dealer from exerting undue influence over research analysts within the same firm, and to discourage prioritization of one type of client over others.

Several states and public pension funds require asset managers to take certain actions and/or certify compliance with the principles as a condition of being appointed manager of public funds.

POLICY

Trusco holds the Investment Protection Principles formulated out of the agreement between Merrill Lynch and Co. and the New York State Attorney

                                     -------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]     PAGE                  POLICY/SECTION NUMBER

                                     2 of 7                5:6
                                     -------------------------------------------
                                     IMPLEMENTATION DATE   REVISION DATE

                                     September 28, 2004
--------------------------------------------------------------------------------
POLICY

Conflicts of Interest
--------------------------------------------------------------------------------

General in high regard. Trusco's adoption of these policies and procedures serves to highlight the ethical structure that has long been encouraged and supported within Trusco.

PROCEDURES

Trusco operates free of any investment banking conflict of interests. Following are the safeguards currently in place which help to ensure the client relationships of an affiliate do not influence investment decisions made by
Trusco:

     o    Trusco has no investment banking division.

     o    Trusco does not conduct investment banking services;

     o    Trusco's research analysts' compensation has no link to any investment banking business. Trusco's Finance Department reviews compensation records to ensure compensation is based only on pre-approved calculations and formulae;

     o    No research analyst may participate in efforts to solicit investment banking business of an affiliate. Accordingly, no research analyst may, among other things, participate in any "pitches" for investment banking business to prospective investment banking clients, or have other communications with companies for the purpose of soliciting investment banking business;

     o    No research analyst may be subject to the supervision by an affiliate's investment banking department, and no personnel engaged in investment banking activities may have any influence or control over the compensatory evaluation of a research analyst;

     o    Trusco receives no compensation from any of the recommended subject companies;

     o    Neither do Trusco's Portfolio Managers nor its Research Analysts have access to credit files or systems of any affiliates;

     o    Offices of Trusco are located in separate locations, and in some instances, different states;

                                     -------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]     PAGE                  POLICY/SECTION NUMBER

                                     3 of 7                5:6
                                     -------------------------------------------
                                     IMPLEMENTATION DATE   REVISION DATE

                                     September 28, 2004
--------------------------------------------------------------------------------
POLICY

Conflicts of Interest
--------------------------------------------------------------------------------

     o    The Trusco Investment Policy Committee, the members of which are all employees of Trusco and all Trusco Portfolio Managers make the investment decisions for those accounts which Trusco has investment discretion. Committee meeting minutes are reviewed by senior management;

     o    Securities of companies with which Trusco has an affiliation by way of its relationship with SunTrust Banks, Inc., i.e. SunTrust
          director-related securities, are strictly prohibited from being purchased in accounts for which Trusco has investment discretion;

     o    To address material conflicts of interest, as defined by the SEC, involving Trusco relationships, the Trusco Proxy Voting Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with objective proxy voting;

     o    The STI Classic Funds are chaired by an independent Trustee. Further, greater than 75% of the Board of Trustees is considered independent;

Additionally, Trusco shall, upon request of its public pension fund clients:

     o    Provide annually a list of all clients that are publicly-held companies;

     o    Disclose annually the manner in which its portfolio managers and research analysts are compensated, including but not limited to any compensation resulting from the solicitation or acquisition of new clients or the retention of existing clients;

     o    Report quarterly the amount of commissions paid to broker-dealers, and the percentage of commissions paid to broker-dealers that have publicly announced that they have adopted the Investment Protection
          Principles;

     o    Confirm that it considers the quality and integrity of the subject company's accounting and financial data, including the its 10-K, 10-Q and other public filings and statements, as well as whether the company's outside auditors also provide consulting or other services to the company;

                                     -------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]     PAGE                  POLICY/SECTION NUMBER

                                     4 of 7                5:6
                                     -------------------------------------------
                                     IMPLEMENTATION DATE   REVISION DATE

                                     September 28, 2004
--------------------------------------------------------------------------------
POLICY

Conflicts of Interest
--------------------------------------------------------------------------------

     o    Confirm that when deciding whether to invest State or Pension Fund moneys in a company, it considers the corporate governance policies and practices of the subject company;

     o    Confirm that it has the policies and procedures in place to enforce prohibitions against short-term trading and late trades in the STI
          Classic Funds.

DEFINITIONS

For purposes of this policy, the following terms shall be defined as provided.

(1) "Investment banking department" means any department or division that performs any investment banking service.

(2) "Investment banking services" include, without limitation, acting as an underwriter in an offering for the issuer, acting as a financial adviser in a merger or acquisition, providing venture capital, equity lines of credit, or serving as placement agent for the issuer.

(3) "Research analyst" means the associated person who is primarily responsible for the recommendation of a security whether or not any such person has the job title of "research analyst."

(4) "Research department" means any department or division, whether or not identified as such, that is principally responsible for preparing the substance of a research report or security recommendation.

(5) "Research report" means a written or electronic communication that includes an analysis of equity securities of individual companies or industries, and that provides information reasonably sufficient upon which to base an investment decision.

(6) "Subject company" means the company whose equity securities are the subject of a research report or a recommendation.

                                     -------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]     PAGE                  POLICY/SECTION NUMBER

                                     5 of 7                5:6
                                     -------------------------------------------
                                     IMPLEMENTATION DATE   REVISION DATE

                                     September 28, 2004
--------------------------------------------------------------------------------
POLICY

Conflicts of Interest
--------------------------------------------------------------------------------

5:6.2 PROFESSIONAL GROUPS

Trusco recognizes that its business involves the management and coordination of large sums of money. Such management requires the use of practicing lawyers, accountants, brokers, actuaries, consultants and other professionals.
Accordingly, it is Trusco's policy to work judiciously and objectively with these professional groups in meeting the needs and objectives of its clients.

5:6.3 PERSONAL GROUPS

Trusco recognizes that its business involves the management and coordination of large sums of money. Such management requires the use of practicing lawyers, accountants, brokers, actuaries, consultants and other professionals.
Accordingly, it is Trusco's policy to work judiciously and objectively with these professional groups in meeting the needs and objectives of its clients.

A conflict of interest exists when a Trusco employee or officer is involved in activities or relationships which might prevent the proper exercise of his or her duties and obligations to the company.

Circumstances which give the appearance of a conflict of interest should be avoided, or at least carefully examined since the reputation of the company and the individual may be injured by the appearance as well as by the facts.

In addition to adhering to the Trusco Code of Ethics all personnel of Trusco shall observe the Code of Business Conduct and Ethics of SunTrust Banks, Inc.
and the specific restrictions contained within this policy manual on the following pages dealing with conflicts of interest.

Information which comes to us or to Trusco through our work or business contacts is privileged and confidential. It is not to be used for the benefit of us or other clients when it affects the interests of others. Safeguarding the confidentiality of matters entrusted to us by our clients is our first obligation to the client.

Demands on our time and commitment that might bring about conflicts of interest should be known to our associates and resolved in favor of the best interests of the Company. Consultation with supervisors and management is appropriate where there may appear to be an issue.

                                     -------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]     PAGE                  POLICY/SECTION NUMBER

                                     6 of 7                5:6
                                     -------------------------------------------
                                     IMPLEMENTATION DATE   REVISION DATE

                                     September 28, 2004
--------------------------------------------------------------------------------
POLICY

Conflicts of Interest
--------------------------------------------------------------------------------

Employees violating either the Trusco Code of Ethics or the SunTrust Code of
Business Conduct and Ethics may be subject to disciplinary action including termination.

5:6.4 OUTSIDE DIRECTORSHIPS AND BUSINESS INTERESTS

Written approval by the President, or his or her designee, is required before any officer or employee may serve as a director or Trustee of any corporation.
Any significant interest in a business by an officer or employee of Trusco shall be reported to the President by said officer or employee. Furthermore, any employee who accepts another position outside of Trusco must report this action to the Trusco Compliance Department using the Outside Activities Report form upon being hired, annually thereafter, and also if an employee is considering a new position outside of Trusco. Generally, no access person may accept a position as a director or trustee of a publicly-traded company whether or not the position provides compensation in any form. Exceptions to this policy are not permitted without prior written approval by Trusco (and, if applicable, by the Board of Trustees of the Funds).

5:6.5 COMPETING WITH AFFILIATES

No officer or employee of Trusco may take for him or herself an opportunity which belongs to the Company. Whenever the Company has been seeking a particular business opportunity, or the opportunity has been offered to it, or the
Company's funds, facilities, or personnel have been used in developing the opportunity, the opportunity rightfully belongs to the Company and not to officers or employees who may be in a position to direct the opportunity to him or herself or others.

Under no circumstances shall any officer or employee engage in any outside activity for compensation that utilizes any of the services or facilities of
Trusco. The specific types of outside activities that may produce a conflict of interest include:

     1.   Employment with a company, or personally engaging in any activity, that is in competition with the Company.

                                     -------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]     PAGE                  POLICY/SECTION NUMBER

                                     7 of 7                5:6
                                     -------------------------------------------
                                     IMPLEMENTATION DATE   REVISION DATE

                                     September 28, 2004
--------------------------------------------------------------------------------
POLICY

Conflicts of Interest
--------------------------------------------------------------------------------

     2.   Rendering investment counsel or other advice based upon information, reports, or analyses that are accessed primarily from or through
          Trusco employment.

     3.   Personal use of Trusco equipment, supplies or facilities.

5:6.6 CLIENT RELATIONS

No officer or employee of Trusco, or any member of his or her immediate family shall acquire any real, tangible or intangible property of any kind when he or she has knowledge that a Trusco, SunTrust, or any present or potential client whose plans has been disclosed, may lease, rent, or acquire said property in the near future.

No officer or employee of Trusco shall act for themselves or disclose to others any material non-public information related to securities that are publicly held. All officers and employees shall conduct themselves in such a manner that transactions for their clients have priority over personal transactions, and personal transactions do not operate adversely to client interest. Officers and employees should act with impartiality with respect to all clients.

Trusco shall not sell, rent or lease to nor purchase, rent or lease from any officer or employee (or member of his or her immediate family) of SunTrust
Banks, Inc. and its subsidiaries, any real, tangible, or intangible property of any kind. This shall not apply when the officer or employee is related to the account, by blood or marriage, and there is authority for the transaction in the governing instrument of the account.

                                     -------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]     PAGE                  POLICY/SECTION NUMBER

                                     1 of 10               5.7
                                     -------------------------------------------
                                     IMPLEMENTATION DATE   REVISION DATE

                                     September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts & Entertainment
--------------------------------------------------------------------------------

The SEC's Rule 206(4)-3, the general antifraud provisions of the Investment
Advisers Act of 1940 (the Act), ERISA and other applicable regulations serve as the premise for this policy on giving and accepting gifts.

DEFINITIONS FOR PURPOSES OF THIS POLICY

1) GIFT; an item given or received as a result of an existing or prospective business relationship. Gifts are not the same as Entertainment, i.e., giving tickets to a sports or theater event where a Trusco employee is not present is a gift.

(2) ENTERTAINMENT; a business-related activity or event involving an Outside
Party with a Trusco employee present, such as theater or sporting tickets, working meals, and other social events.

(3) OUTSIDE PARTY; any existing or prospective "business source," such as a client, vendor, brokerage firm registered representative, consulting firm, the issuer of a portfolio security, etc.

Employees of SunTrust Bank, Inc. and/or its affiliates are not considered
"Outside Parties."

(4) ERISA ACCOUNT OFFICIAL (A/K/A/ "PARTIES IN INTEREST"); Plan fiduciaries;
trustee, employer, plan sponsor, plan administrator, investment adviser, investment and administrative committees, also "non fiduciaries" those who impact plan decisions (attorneys, consultants, actuaries, etc.).

(5) AFFECTED BUSINESS UNITS; Associate-level and above personnel working in the following Business Units must record and report gifts and entertainment as required under this policy:

     (a)  Trading and Operations

     (b)  Investment Research

     (c)  Sales and Marketing

     (d)  Client Servicing

     (e)  Investment Management

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             2 of 10               5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

5:7.1 GENERAL POLICY

This policy applies equally to all parties and where payment for a gift or entertainment is either a Firm expense or an employee's personal expense. Gifts must be nominal in value and reasonable in frequency. Unsolicited promotional material, general in nature and inconsequential in value, (pens, t-shirts, etc.), are permitted if occasional, do not violate this policy, and do not involve the expectation of a commitment of a business transaction.

No policy is able to address every scenario. This is a principle-based policy.
Trusco employees shall conduct themselves as professionals exercising sound business judgment by weighing the business interest involved against possible public perception when deciding to give or accept gifts.

Only upon approval of the Firm's CCO, area managers may implement additional policies/procedures in addition to those in this policy; in which case the area manager shall be responsible for the awareness and familiarity of each employee to whom they are applicable.

Trusco's Annual Compliance Review shall include reviewing and testing this policy and its related procedures, including such "additional" policies. Under no circumstances shall such policies impede an employee's ability or responsibility to satisfy all policies provided in this the firm's official Code of Ethics. For all intents and purposes, such "additional" policies shall be treated as Firm policies for that manager's area.

Special circumstances may exist where a gift or entertainment request falls outside of guidelines and additional review and consideration is appropriate.
Employees shall submit supporting rationale and information to Trusco's CFO or
CCO, or their respective designees, for review and/or approval.

Employees who violate this policy shall be subject to reprimand and possible disciplinary action up to and including termination of employment.

5:7.2 GIFTS AND ENTERTAINMENT LOGS

Employees must record all gifts and entertainment involving an Outside Party greater than $25 in value given or accepted (including those returned by, or returned to an employee) on their Gifts and Entertainment Log (the "Log"), located in the Trusco Compliance Manual labeled Exhibit O.

On a quarterly basis and within 10 business days of the calendar quarter end, employees of each "Affected Business Unit" will submit their Logs to the
Compliance Department. Compliance shall review Log entries for policy infractions, conflicts of interest, or inappropriate activity.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             3 of 10               5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

Compliance may periodically and randomly spot-check employee Logs with completed expense reports to ensure employees are properly recording items on the Log.

Instances of actual or potential abuses or violations shall be escalated to the
CCO for review.

INTERNAL CONTROLS

Annually, each employee is required to read the TRUSCO CODE OF ETHICS, and to sign and submit an acknowledgment form which certifies they (and their spouse)
have not violated the policies contained in the Code. Violating any Firm compliance policy is a violation of the Trusco Code of Ethics and is subject to appropriate disciplinary measures.

No employee may, directly or indirectly through a spouse, do anything that would be prohibited or in violation of this policy

RECORDING SHARED GIFTS AND ENTERTAINMENT

Shared gifts from Outside Parties such as cakes and gift baskets must be logged by the accepting employee on behalf of others, provided the pro-rata amount for each sharing employee is less than $25. If the pro rata amount is greater than
$25, each sharing employee must record their pro rata share amount on their individual log.

Shared entertainment, (meals, transportation, etc.), must be logged by the employees accepting or sharing in the entertainment estimating their pro-rated share of the entertainment.

SPONSORSHIP REQUESTS

All requests for Trusco to pay any such items are subject to the review and approval of management. Requests must be submitted to the Controller and CCO, or designees, via the Sponsorship Request Form (Exhibit P in the Trusco Compliance
Manual).

5:7.3 GIFTS

Business gifts are designed to foster and promote relationships and goodwill.
Conflicts arise when gifts compromise objective and independent business decisions. Even the perception of compromise is damaging to an adviser's image and integrity.

     5:7.3.1 GIVING GIFTS

     Trusco employees must not offer or give gifts which may be viewed as:

          o    overly generous/excessive;

          o    aimed at influencing a decision-making individual or process;

          o    Intended to have the effect of a recipient feeling obligated to provide business or other forms of compensation in return.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             4 of 10               5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

     5:7.3.2 ACCEPTING GIFTS

     Employees shall not accept gifts, favors, or any items of value which may influence their decision-making or obligate them in any fashion. To avoid even the appearance of impropriety, employees shall observe the guidelines below.

     As many clients have established policies related to gifts, employees shall obtain and review any client and/or account administration-related guidance prior to any such action being taken.

     5:7.3.3 GUIDELINES FOR GIVING AND ACCEPTING GIFTS

     Generally, the dollar value limit of gifts accepted in any rolling twelve-month period is $100.

     A.   USUALLY PERMISSIBLE TO GIVE OR ACCEPT

     o    Promotional items of nominal value (pens, mugs, golf balls, etc).

     o    Prizes won from games of chance (raffles or lottery-style games).

     o    Flowers, gift/fruit baskets, etc., for reasonable and infrequent occasions such as holidays, birthdays, promotions, etc.

     o    Gifts such as merchandise or products valued at $100 or less.

     B.   APPROVAL OF CFO AND CCO, OR THEIR RESPECTIVE DESIGNEES, REQUIRED PRIOR
          TO GIVING OR ACCEPTING

     o    Offer's of paid transportation, hotel, lodging, etc.

     o    Annual gift amounts in excess of this policy's amounts.

     o    Trusco-paid charitable donations.

     o    Gifts to ERISA, Taft-Hartley, State, or Public Pension Plan Officials
          or Employees.

     C.   NEVER PERMISSIBLE TO GIVE OR ACCEPT

     o    Cash, items redeemable for cash, cash equivalents, or securities.

     o    Articles of significant value.

     o    Any item as part of a "quid pro quo" arrangement (i.e., "something for something").

     o    Gifts which violate law including regulations (ERISA, Taft-Hartley,
          State Statutes, etc).

     o    Trusco-sponsored charitable donations to organizations which are also
          STI Classic Fund mutual fund shareholders (prohibited due to certain unintended tax consequences to the Funds and shareholder).

     o    Gifts to anyone who threatens to or has submitted a complaint about an employee or the Firm. (Notify the CCO, or his/her designee, immediately-see Section 7:14 for client complaints policy.)

     o    Gift which violate a client's policies, the Firm's policy, industry standards, or regulations.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             5 of 10               5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

5:7.4 ENTERTAINMENT

Employees are permitted to entertain and to be entertained provided it is not excessive in value or frequency and fosters business relationships with potential or existing Outside Parties (i.e., clients, vendors, brokers, services providers, consultants, etc). Trusco prohibits employees from entertaining as a means of personal gains.

     5:7.4.1 GUIDELINES FOR GIVING AND ACCEPTING ENTERTAINMENT

     A.   USUALLY PERMISSIBLE

     o    Occasional and reasonable business entertainment, such as a breakfast, lunch or dinner.

     o    Theater, or regular sporting event tickets and the like if cost is reasonable.

     o    Golf (greens fees and cart fees).

     o    Invitation to cocktail parties.

     B.   REQUIRES PRIOR APPROVAL OF CFO AND CCO, OR THEIR RESPECTIVE DESIGNEES,
          ON A CASE-BY-CASE BASIS

     o    Sponsorship and/or event participation requests.

     o    Tickets to special events, such as a Super Bowl, World Series or
          Stanley Cup game.

     o    Entertainment beyond (1) day, (i.e. overnight cruises, hunting, or skiing trips.

     o    Single day attendance or participation in a seminar or conference
          (excluding flight and hotel).

     C.   NEVER PERMISSIBLE

     o    Unethical or illegal activity.

     o    Payment of annual golf club membership dues.

     o    Discretionary use of personal property.

     o    Season tickets.

     o    Vacations or other excessive and lavish trips.

5:7.5 CHARITABLE DONATIONS

     5:7.5.1 PERSONAL DONATIONS

     Personal, non-reimbursable donations to charitable organizations, including those to private schools or colleges and universities, churches, United
     Way, etc., need not be reported to Trusco Compliance.

     The stated gift limit of $100 per year per Outside Party does not apply to personal donations to charitable organizations.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             6 of 10               5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

     5:7.5.2 CORPORATE DONATIONS

     Trusco-sponsored donations to charitable organizations must be approved by
     Trusco's CFO and CCO, or their respective designees, prior to giving.
     Trusco employees must contact the Trusco Finance Department for proper authorization and procedures when requesting Trusco-sponsored charitable contributions.

5:7.6 MEMBERSHIPS, LICENSE AND CHARTER HOLDERS OF INDUSTRY ASSOCIATIONS

Affiliations/memberships with industry organizations may impose additional, more restrictive policies. In the event of policy overlap, the more restrictive policy shall be followed.

     5:7.6.1 NASD LICENSED EMPLOYEES

     Employees with active NASD licenses are also employees of SunTrust
     Investment Services, Inc. (STIS), a broker-dealer; and subject to its policies, in addition to this policy.

     NASD Licensed employees must consult the STIS Supervisory Policies and
     Procedures Manual for complete information and detail.

     5:7.6.2 CFA CHARTER HOLDERS

     Charter Holders are subject to additional guidelines and restrictions provided in the CFA Institute Standards of Practice.

     Chartered employees must refer to the CFA Institute web site, and published manuals.

5:7.7 PERSONAL CONTRIBUTIONS TO A POLITICAL ENTITY, OFFICIAL/CANDIDATE

     5:7.7.1 PAY-TO-PLAY DEFINITION

     Public Funds (i.e. public pensions) are administered by elected officials for the benefit of citizens and retirees. Elected officials violate public trust when political contributions influence their selection of advisors for these public assets.

     Similarly, advisers seeking to influence the award of public advisory contracts through political contributions violate their fiduciary obligations, as well.

     This "Pay-to-play" practice is prohibited by the SEC. Most state laws prohibit the giving or accepting of contributions or gifts between service providers and public fund/plan officials.

     Employees are PROHIBITED from engaging in "PAY-TO-PLAY."

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             7 of 10               5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

     5:7.7.2 PERSONAL CONTRIBUTIONS TO A POLITICAL ENTITY, OFFICIAL/CANDIDATE

     Political contributions must not be made to a particular governmental entity or official/candidate which conducts business with Trusco, and who may appear to be in a position to influence the award of business to
     Trusco.

     Personal, non-reimbursable contributions to a particular governmental entity or official/candidate are permitted, and not reportable on your
     Gifts and Entertainment Log, provided the entity and/or official/candidate have no business relationship with Trusco. In the instance where a business relationship does exist, each contribution must be pre-approved by the
     Trusco CCO, or his/her designee.

     5:7.7.3 CORPORATE CONTRIBUTIONS TO A POLITICAL FIGURE OR PARTY

     No payments or gifts of any value shall be made to any Outside Party including domestic or international government official or political candidate with the purpose or intent of securing or retaining business for
     Trusco or influencing decisions on its behalf.

     The Federal Election Campaign Act prohibits Trusco from making contributions to US Federal or State political parties, officials, or candidates.

     The Foreign Corrupt Practices Act prohibits Trusco from making contributions to political parties or candidates outside the U.S.

     5:7.7.4 SUNTRUST BANK GOOD GOVERNMENT GROUP

     The SunTrust Bank Good Government Group is a voluntary, non-profit, non-partisan, political action committee registered with the Federal
     Election Commission and the Florida Department of State. Corporations, such as SunTrust are permitted to sponsor "political action committees" which can receive donations from interested individuals and make contributions to political candidates.

     All contributions are subject to prohibitions and limitations of the
     Federal Election Campaign Act.

     Contributions to the SunTrust Bank Good Government Group are not required to be recorded on an employee's Gifts and Entertainment Log.

5:7.8 REGULATORS

NASD Rule 2110 and the Investment Advisers Act Rule 206(4) prohibit the giving of any compensation, gifts, gratuities, or entertainment to federal, state or self-regulatory organization's regulators. Attempts involving SEC agents may be construed as bribery; a violation of federal law.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             8 of 10               5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

5:7.9 MUTUAL FUND DISTRIBUTORS

The use of fund assets (brokerage commissions) as kickbacks to brokers for recommending the STI Classic Funds over rival fund groups is strictly prohibited and may be deemed paying for "shelf space," which is a conflict of interest.
Trusco employees shall notify the CCO immediately upon learning of the existence of any such arrangements.

Luncheons and nominal logo'd items are permitted to be given during Trusco or
STI Classic Fund hosted instructional and educational meetings, which may be attended by various STI Classic Fund distributors.

5:7.10 TAFT-HARTLEY UNION PLAN CLIENTS

The Taft-Hartley Act (the "Act"), a/k/a/ Section 302 of the Labor-Management
Relations Act regulates multiemployer benefit plans (including multi-employer pension plans), specifically, retirement plans which involve employee contributions where a union/union rep has authority in the
administration/management of the plan's assets.

ERISA (NOT Section 302) applies if the retirement plan is
maintained/administered exclusively by employers or is maintained/administered exclusively by a union, without the use of employee funds.

In the absence of specific direction Trusco employees shall apply ERISA standards in relation to this policy.

REQUIRED REPORTING

Gifts and/or entertainment to Taft-Hartley plan officers and/or employees must be identified as such by each Trusco employee on their Log. This, along with the steps below, enables Trusco to comply with the Department of Labor's annual reporting requirements.

     DEPARTMENT OF LABOR'S ANNUAL REPORTING REQUIREMENTS

     1.   Compliance will create a report from information obtained from employee Logs which are reviewed throughout the reporting year.

     2.   Trusco shall file the appropriate LM-10 Report with the DOL within the filing period.

     De Minimis Exception: Payments to a given union or union official are not reportable if they are de minimis. To meet this standard, the value of all gifts, gratuities or entertainment of a given union official must not exceed $250 in aggregate in a given fiscal year and must be unrelated to the recipient's status in a union. If the aggregate for the year exceeds
     $250, all payments become reportable. Therefore, all gifts, gratuities and entertainment must be tracked.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             9 of 10               5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

5:7.11 NON-ERISA STATE, COUNTY, CITY OR LOCAL GOVERNMENT PLANS

Most states statutes establish and regulate retirement plans for state employees, and usually include a code of ethics or guidelines (and possible reporting requirements) on gifts and entertainment. Employees must obtain and review a specific state's statutes prior to gifting or entertainment.

Entertainment and other acts of hospitality toward government or political officials should never compromise or appear to compromise the integrity or reputation of the official or Trusco. When entertainment is extended, it should be with the expectation that it will become a matter of public knowledge.

     5:7.11.1 NON-ERISA STATE GOVERNMENT PLAN - FLORIDA STATE STATUTES 112.313
              STANDARDS OF CONDUCT FOR ALL PUBLIC OFFICERS AND EMPLOYEES OF
              STATE AND MUNICIPAL AGENCIES

     "Public Officer"; any person elected or appointed to hold office in any agency, or advisory board (including trustees of FSS 112, FSS 175, and FSS
     185 Retirement Plans).

     No public officer shall solicit or accept anything of value, including a gift, food or beverage, tickets to events, plants, or any other similar service or thing having an attributable value which would influence their decision making.

     As most neighboring states have similar codes, employees should review the relevant state's statutes prior to engaging in such practice with any public officer/plan official.

5:7.12 ERISA

ERISA is the federal law which governs the administration and management of qualified retirement plans sponsored by entities in the "Private Industry" (i.e.
"for-profit" corporations, partnerships, etc.), and is aimed at:

              1.   Protecting the rights and exclusive benefits of plan
                   participants and plan assets;

              2.   Mandates plan fiduciaries to act, manage, control and perform their duties solely in the best interest of plan
                   participants;

              3.   Prohibits "self dealing" (i.e. facilitating plan
                   transactions):

              a.   In one's own personal interest;

              b.   With "parties in interest."

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             10 of 10              5:7
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004
--------------------------------------------------------------------------------
POLICY

Gifts and Entertainment
--------------------------------------------------------------------------------

Plans which are not subject to ERISA, but often adopt ERISA or "ERISA-like"
standards include:

     o    Public plans, plans established under federal, state, local government
          (government entities);

     o    Certain church or church associated plans;

     o    Unfunded excess benefit plans (Private Industry);

     o    Plans solely for workers compensation, unemployment, or disability;
          and

     o    Plans established outside of the US for non-resident aliens.

     5:7.12.1 "ERISA-LIKE" STANDARDS

     Trusco employees must obtain, review, and be familiar with relevant ERISA rules, in particular the prohibited transaction rules, as well as client plan documents or policies PRIOR to giving or accepting gifts or entertainment in connection with ERISA account employees or officials.
     Violating, or causing someone else to violate, ERISA rules is serious and is detrimental to the Firm and to the individual causing the violation.

5:7.13 ENFORCEMENT

If the CCO, or his/her designee, finds that a violation has occurred, he/she may, after determining the seriousness of the infraction, impose one or all of the following:

              o    Verbal Admonishment;

              o    Written acknowledgement from the employee that he/she has
                   reviewed, fully understands and agrees to abide by the
                   policy;

              o    Written notice to the employee's HR file including steps
                   taken to ensure full compliance in the future;

              o    Suspension or termination of employment

Severity of the violation and any history of non-adherence to the Code will be the basis for a determination of appropriate disciplinary action.

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             1 of 2                5.8
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Director Related Company Policy
--------------------------------------------------------------------------------

The firm, when exercising investment discretion, shall not purchase or recommend the purchase of any/all securities, debt, convertible, equity or hybrid, issued or guaranteed by:

     1) SunTrust Banks, Inc.

The Firm, when exercising investment discretion, shall not purchase or recommend the purchase of any EQUITY SECURITIES issued or guaranteed by:

     1) Publicly traded companies or subsidiaries whose CEO or CFO is also a member of the Board of Directors of SunTrust Banks, Inc. or Trusco Capital
     Management, Inc.

     2) Publicly traded companies or subsidiaries whose boards' include a member of the Trusco Board of Directors

Securities acquired before adoption or amendment of this Policy that would act to prohibit such an acquisition and which have a fixed maturity, may be held to maturity. Securities in that category which do not have a fixed maturity shall be disposed of within in a reasonable time after that adoption or amendment in a manner consistent with the investment guidelines of the account and needs of the client.

For accounts where investment discretion is duly delegated pursuant to the governing document or applicable law for the account to an independent investment manager having no affiliation to SunTrust Banks, Inc., the provisions of this Policy shall not apply to the independent investment manager.

Exceptions to this Policy may be approved by the relevant official committee,
Trusco CCO, STI Classic Fund CCO and STI Classic Funds and Variable Trusts Board
of Trustees as appropriate under the following instances:

     1) Purchases made to duplicate an index for which the bank does not determine the basis for the allocation of assets.

     2) An external Powerholder with respect to an account duly exercises that power to direct the bank/firm/company in writing to purchase such a security or to retain current holdings of those securities, after the

                                             -----------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]             PAGE                  POLICY NUMBER

                                             2 of 2                5.8
                                             -----------------------------------
                                             IMPLEMENTATION DATE   REVISION DATE

                                             September 28, 2004    April 2005
--------------------------------------------------------------------------------
POLICY

Director Related Company Policy
--------------------------------------------------------------------------------

     bank/firm/company has disclosed its relationship with the issuer to the
     Powerholder.

Please see Exhibit N for a listing of these restricted securities.

                                    --------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]    PAGE                  POLICY/SECTION NUMBER

                                    1 of 4                5.9
                                    --------------------------------------------
                                    IMPLEMENTATION DATE   REVISION DATE

                                    September 28, 2004
--------------------------------------------------------------------------------
POLICY

Selective Disclosure of Portfolio Holdings
--------------------------------------------------------------------------------

BACKGROUND

In the Fall of 2003, the Securities and Exchange Commission launched a major inquiry into selective portfolio disclosures based on information it found in its probe of market timing and late trading in mutual fund shares. Allowing a chosen few investors to "peek" at a fund's portfolio, which could involve insider trading, certainly raises issues about fiduciary duty. Large investors, such as hedge funds, trying to time trades in a fund's shares would be greatly advantaged by knowing the fund's latest portfolio holdings.

Due to the similarities within disciplines between mutual funds and separate accounts, this policy is applicable to the STI Classic Funds, separately managed account portfolios, and SunTrust Bank Common/Collective Trust Funds.

CONDITIONS FOR OBTAINING PORTFOLIO INFORMATION

In accordance with the SEC's amendment to Form N-1A, and consistent with the antifraud provisions of the federal securities laws and Trusco's fiduciary duty,
Trusco has adopted and implemented the Selective Disclosure of Portfolio
Holdings policy and procedures with respect to the disclosure of portfolio holdings information of separately managed accounts, common and collective trust funds, and the STI Classic Funds. Trusco may furnish portfolio holdings to third parties provided the following conditions are met:

     1.   The purpose for the information being sent to the third party represents a "legitimate business purpose,(1)"

     2.   The third party has signed and returned a Confidentiality Agreement
          (Agreement); and

     3.   Such disclosure is consistent with the antifraud provisions of the federal securities laws and Trusco's fiduciary duty.

OBTAINING PORTFOLIO INFORMATION

Portfolio holdings information of the STI Classic Funds may be obtained by shareholders and the general public at no charge by (1) accessing the funds'
latest annual or semi-annual report, or its latest Form N-Q by visiting the SEC website at www.sec.gov, or (2) by accessing the Holdings page of each mutual fund located on the STI Classic Funds' website, located at
www.sticlassicfunds.com. The Holdings page is updated each quarter no earlier than 15 days after every calendar/fiscal quarter end.

----------
(1)  For the purpose of this policy a "legitimate business purpose" shall mean an activity which (1) is in the best interest of clients and shareholders of the STI Classic Funds, and (2) is permitted under applicable regulation and company policy.

                                    --------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]    PAGE                  POLICY/SECTION NUMBER

                                    2 of 4                5.9
                                    --------------------------------------------
                                    IMPLEMENTATION DATE   REVISION DATE

                                    September 28, 2004
--------------------------------------------------------------------------------
POLICY

Selective Disclosure of Portfolio Holdings
--------------------------------------------------------------------------------

For example, holdings as of March 31 will typically be updated and available to the public on the STI Classic Funds' website no earlier than April 16.

Clients in separately managed accounts may receive portfolio holdings of their account at any time without signing an Agreement. However, a third party requesting information with respect to a separately managed account must meet the conditions stated above. Additionally, the separately managed account client must consent in writing to allow Trusco to provide portfolio holdings information to the third party.

Under no circumstances shall a shareholder or client or third party be sent the name of any security the firm is considering for purchase or sale.

STI CLASSIC FUNDS DISCLOSURE

The STI Classic Funds shall:

     1.   Describe in its Statement of Additional Information ("SAI") its
          policies and procedures with respect to any ongoing arrangements by which the disclosure of the Funds' portfolio holdings information is provided; and

     2.   State in its prospectus that a description of the policies and procedures is available in the Funds' SAI.

CONFIDENTIALITY AGREEMENT

The Confidentiality Agreement must be signed by a third party requesting non-public portfolio holdings information related to separately managed accounts
(if other than the account holder), SunTrust Bank Common/Collective Trust Fund, or STI Classic Fund. The Agreement is designed to protect the investments of clients and shareholders from the risk of loss due to the misuse of non-public information. The Agreement specifically precludes any individual from purchasing or selling securities based on the information provided to them under the
Agreement.

The Agreement is reviewed by Compliance and signed by the Chief Compliance
Officer, or his or her designee, upon approval.

                                    --------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]    PAGE                  POLICY/SECTION NUMBER

                                    3 of 4                5.9
                                    --------------------------------------------
                                    IMPLEMENTATION DATE   REVISION DATE

                                    September 28, 2004
--------------------------------------------------------------------------------
POLICY

Selective Disclosure of Portfolio Holdings
--------------------------------------------------------------------------------

Similar agreements presented by the requesting third party may be used provided
Compliance approves the agreement. These "non-standard" agreements shall be subjected to the same review and approval process as the standard agreements.

RATINGS AGENCIES

Mutual fund portfolio holdings information may be provided to those ratings agencies (i.e. Morningstar, Lipper, Thompson Financial, Standard & Poor's, etc)
which execute the Agreement. In most cases, portfolio holdings information is provided to ratings agencies by the STI Classic Fund Administrator, BISYS Fund
Services, Limited Partnership.

DISCLOSURE TO U.S AND STATE GOVERNMENT AGENCIES

Agents of the United States federal and state government agencies will not be required to sign an Agreement prior to receiving requested holdings information.

SERVICE PROVIDERS AND TEMPORARY INSIDERS

The Funds operate primarily due to the performance of duties provided by service providers, such as the adviser, the fund administrator, fund accountant, transfer agent, custodian, and distributor. Persons employed by these service providers are not required to sign and return an Agreement if in the course of normal business the holdings information of the Funds is disclosed, based on the assumption that such persons generally are bound by confidentiality under their respective service agreements. Likewise, certain "temporary insiders" such as legal counsel, accountants, etc., will not be asked to sign an Agreement, based on the assumption that they are subject to professional duties of confidentiality.

NO COMPENSATION

Neither Trusco nor any of its affiliates receive compensation, or any other consideration, from recipients of non-public portfolio holdings information, or any other party, for the sole purpose of receiving such information.

                                    --------------------------------------------
[TRUSCO CAPITAL MANAGEMENT LOGO]    PAGE                  POLICY/SECTION NUMBER

                                    4 of 4                5.9
                                    --------------------------------------------
                                    IMPLEMENTATION DATE   REVISION DATE

                                    September 28, 2004
--------------------------------------------------------------------------------
POLICY

Selective Disclosure of Portfolio Holdings
--------------------------------------------------------------------------------

PROCEDURES

Trusco employees receiving requests from third parties for non-portfolio holdings information shall forward the request to Trusco's Compliance
Department. Compliance will coordinate the Agreement review process with the third party. Upon receipt of the signed Agreement portfolio holdings may be provided to the requesting party.

All signed Agreements are maintained by the Compliance Department in accordance with Trusco's record retention schedule.

BISYS Fund Services, Limited Partnership, on behalf of STI Classic Funds, prepares and files Form N-Q with the SEC within 60 days of the fiscal quarter end.

INTERNAL CONTROLS

The CCO, or his or her designee, shall:

     1.   Communicate the requirements of this policy to Trusco employees.

     2.   Review and test these policies and procedures to ensure their continued effectiveness.

     3.   Present material changes to these policies and procedures to the STI
          Classic Board of Trustees for review and approval.